SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 2, 2002
                                                           ------------

                  Charter Municipal Mortgage Acceptance Company
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


          1-13237                                       13-3949418
          -------                                       ----------
  (Commission File Number)                 (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 9.  Regulation FD Disclosure
         ------------------------

         For the quarter ended March 31, 2002, Charter Municipal Mortgage Acceptance Company ("CharterMac") hereby makes available unaudited supplemental data regarding its operations, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1. CharterMac is posting a copy of this disclosure on its web page at www.chartermac.com.

         The information included in this Current Report on Form 8-K (including the exhibit hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a).     Financial Statements
         --------------------

         Not Applicable

(b).     Pro Forma Financial Information
         -------------------------------

         Not Applicable

(c).     Exhibits
         --------
         99.1 First quarter ended March 31, 2002 Unaudited Supplemental Operating and Financial Data

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Charter Municipal Mortgage Acceptance Company (Registrant)



                                   BY:   /s/  Stuart J. Boesky
                                         ---------------------
                                         Stuart J. Boesky
                                         President
         July 1, 2002